Exhibit 99.1

Twelve Seas and Brooge Holdings Announce Irrevocable Waiver of Net Cash Closing Condition

NEW YORK, Dec. 10, 2019 (GLOBE NEWSWIRE) -- Twelve Seas Investment Company (“Twelve Seas”) (NASDAQ: BROG), a company formed for the purpose of entering into a business combination, and Brooge Petroleum and Gas Investment Company FZE (“BPGIC”), a United Arab Emirates (“UAE”) company in the oil storage and services business, announced that, based on discussions with certain investors and in order to provide further clarity to the marketplace, Twelve Seas, Brooge Holdings Limited (“Brooge Holdings”), BPGIC and BPGIC Holdings Limited, a Cayman Islands exempted company (“Seller”) have agreed to irrevocably waive the condition to closing contained in the Business Combination Agreement dated April 15, 2019 (as amended, the “Business Combination Agreement”) which requires the Closing Net Cash (as defined in the Business Combination Agreement) to be at least $125,000,000.

As previously disclosed, the Extraordinary General Meeting of the shareholders of Twelve Seas to vote on the business combination will be held at 10:00 a.m. Eastern Time, on December 17, 2019, at the offices of Ellenoff Grossman & Schole LLP, 1345 Avenue of the Americas, 11th Floor, New York, NY 10105.

About BPGIC

BPGIC was founded in 2013 to capitalize on an anticipated need for oil storage capacity at the Port of Fujairah, in the UAE, which was expected to become an important oil hub. Today, the Port of Fujairah is one of the most attractive storage hubs and a key strategic trading node globally. Twelve Seas’ management believes that BPGIC’s award winning state-of-the-art terminals offer the industry’s most advanced technologies, ensuring the highest level of service to clients. BPGIC is developing terminals in phases and aims to have a total capacity of 1 million m3 following the scheduled completion of the second phase of construction in Q2 2020. If Phase III is completed successfully as planned, BPGIC would become the largest oil storage and services business in Fujairah, almost double that of its nearest competitor in the Port of Fujairah.

BPGIC also focuses on value added services to its customers including: Blending, Heating, Inter-tank transfer and Throughput transfer. BPGIC is fully compliant with current environmental standards.

Following the closing of the business combination (the “business combination”) contemplated by the Business Combination Agreement, BPGIC will continue to be led by its current management team of Nicolaas Paardenkooper, as Chief Executive Officer, Saleh Yammout, as Chief Financial Officer, Lina Saheb, as Chief Strategy Officer, and they will be joined by  Faisal El Selim, as Chief Marketing Officer. BPGIC will remain headquartered in Fujairah, UAE.

About Twelve Seas

Twelve Seas is a blank check company formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. Twelve Seas is led by Chairman Neil Richardson, Chief Executive Officer Dimitri Elkin, Chief Operating Officer Bryant B. Edwards, President Stephen A. Vogel and Chief Financial Officer Stephen N. Cannon.

Important Information About the Business Combination and Where to Find Additional Information

On September 27, 2019, Brooge Holdings initially filed a Registration Statement on Form F-4 (as amended, the “Registration Statement”) with the SEC, which included a preliminary proxy statement of Twelve Seas and a prospectus in connection with the proposed business combination.  On November 5, 2019, Brooge Holdings filed Amendment No. 1 to the Registration Statement, on November 14, 2019, Brooge Holdings filed Amendment No. 2 to the Registration Statement, on November 20, 2019, Brooge Holdings filed Amendment No. 3 to the Registration Statement and on November 21, 2019, Brooge Holdings filed Amendment No. 4 to the Registration Statement. The Registration Statement was declared effective on November 22, 2019 and on November 25, 2019 Twelve Seas filed its definitive proxy statement (the “Definitive Proxy Statement”) with the SEC. Twelve Seas has mailed the Definitive Proxy Statement and other relevant documents to its shareholders as of November 15, 2019, the record date for voting on the business combination. Shareholders of Twelve Seas and other interested persons are advised to read the Definitive Proxy Statement, and any amendments thereto, in connection with Twelve Seas’ solicitation of proxies for the special meeting to be held to approve the business combination because these documents contain important information about Twelve Seas, BPGIC, Brooge Holdings, Seller and the business combination, including the merger of Twelve Seas with a wholly-owned subsidiary of Brooge Holdings which will result in the current security holders of Twelve Seas becoming security holders of Brooge Holdings. Shareholders will also be able to obtain copies of the Registration Statement and the related proxy statement/prospectus, without charge, on the SEC’s website at www.sec.gov or by directing a request to Twelve Seas by contacting its Chief Financial Officer, Stephen N. Cannon, c/o Twelve Seas Investment Company, 135 East 57th Street, 18th Floor, New York, New York 10022, or at info@twelveseascapital.com.

Participants in the Solicitation

Twelve Seas, Brooge Holdings, BPGIC, BPGIC’s shareholder and their respective directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from the shareholders of Twelve Seas in connection with the business combination. Shareholders of Twelve Seas and other interested persons may obtain more information regarding the names and interests in the proposed Transaction of Twelve Seas’ directors and officers in Twelve Seas’ filings with the SEC, including in the Registration Statement (and in the related definitive proxy statement/prospectus) and other relevant documents when they are filed with the SEC.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, that involve risks and uncertainties concerning the business combination, BPGIC’s and Brooge Holdings’ expected financial performance, as well as their strategic and operational plans. The actual results may differ materially from expectations, estimates and projections due to a number of risks and uncertainties and, consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These risks and uncertainties include, but are not limited to: (1) BPGIC’s inability to obtain additional land on which it can develop additional facilities on commercially attractive terms, including its ability to enter into a final lease agreement for the plot of land in the port of Fujairah where BPGIC currently plans to locate its Phase III facilities; (2) the loss of any end-users; (3) the occurrence of any event, change or other circumstances that could give rise to the termination of the business combination agreement; (4) the outcome of any legal proceedings that may be instituted against Twelve Seas, BPGIC, Brooge Holdings or others following announcement of the business combination agreement and the transactions contemplated therein; (5) the inability to complete the business combination due to the failure to obtain approval of the shareholders of Twelve Seas; (6) the inability to complete the transactions contemplated by the business combination agreement due to the failure to obtain consents and approvals of BPGIC’s shareholders and investors or other relevant third parties; (7) delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals required to complete the transactions contemplated by the business combination agreement; (8) delays in satisfying in a timely manner the other conditions contained in the business combination agreement; (9) the risk that the business combination disrupts current plans and operations as a result of the announcement and consummation of the transactions described herein; (10) the inability to recognize the anticipated benefits of the business combination; (11) the ability to obtain or maintain the listing of Brooge Holdings’ securities on NASDAQ following the business combination, including having the requisite number of shareholders; (12) costs related to the business combination; (13) changes in applicable laws or regulations; (14) the possibility that BPGIC may be adversely affected by other economic, business, and/or competitive factors; and (15) other risks and uncertainties indicated from time to time in filings with the SEC by Twelve Seas or Brooge Holdings. Readers are referred to the most recent reports filed with the SEC by Twelve Seas and Brooge Holdings. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and we undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

No Offer or Solicitation

This press release is for informational purposes only and shall not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the business combination nor (ii) an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed transactions or otherwise, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption from such registration requirements.

No Assurances

There can be no assurance that the proposed business combination will be completed, nor can there be any assurance that if the business combination is completed, the potential benefits of combining the companies will be realized. The description of the business combination and the transactions contemplated thereby contained herein is only a summary and is qualified in its entirety by the disclosures in the Registration Statement and by the definitive agreements relating to the business combination, copies of which have been filed by Twelve Seas and Brooge Holdings with the SEC.

FOR INVESTOR AND MEDIA INQUIRIES, PLEASE CONTACT:

Investor Relations
The Equity Group Inc.
Fred Buonocore – (212) 836-9607 / fbuonocore@equityny.com
Mike Gaudreau – (212) 836-9620 / mg@equityny.com

Twelve Seas Investment Company
Stephen N. Cannon, Chief Financial Officer
info@twelveseascapital.com

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